                                                                 EXHIBIT (10)(d)

                              TERMINATION AGREEMENT


         THIS AGREEMENT, dated this 1st day of January, 1999, between ONEOK, Inc., an Oklahoma corporation, or any division or subsidiary thereof, having its principal office in Tulsa, Oklahoma (the "Corporation"), and Larry W.
Brummett (the "Executive").

         W I T N E S S E T H:

         WHEREAS, the Executive, as an employee of the Corporation, has rendered valuable service to the Corporation, and the Corporation wishes to retain the Executive's services, assuring both itself and the Executive of the continuity of management in the event of any actual or threatened change in control of the Corporation; and

         NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

         1. Termination Payments. In the event of a Termination (as hereinafter defined) the Executive shall:

         a. Be paid a lump sum termination payment by the Corporation in an amount equivalent to three (3) times the Executive's Annual Compensation, and

         b. Be deemed to have attained the age of sixty-five (65) as of the date of the Change in Control for purposes of determining the Retirement Benefit Percentage under Section 4.1 of the ONEOK, Inc. Supplemental Executive Retirement Plan, and

         c. Be deemed to have attained an age equal to the Executive's actual age plus five (5) years, for purposes of commencing the Retirement Benefit Payments as provided under Section 1.B of the Executive's Plan Agreement under the ONEOK, Inc. Supplemental Executive Retirement Plan, and

         d. Be paid a lump sum payment by the Corporation equal to the Executive's short-term incentive compensation "target percentage" under the Corporation's incentive compensation plan times the midpoint of the Executive's Pay Grade, prorated for the length of employment during the current performance period, and

         e. Be paid by, or receive from the Corporation the employee benefits (including, but not limited to, car allowances and coverage under any medical or insurance arrangements or programs) to which the Executive would have been entitled under all employee welfare plans, programs, or arrangements maintained by the Corporation if the Executive had remained in the employ of the Corporation for the three (3) year period following Termination. Such employee benefits shall be provided under plans sponsored by the Corporation on the Occurrence Date or the Termination Date, whichever produces the higher benefits, but if such benefits are not available under Corporation sponsored plans in effect during each of the three (3) years, the Corporation shall provide such benefits to the Executive under plans covering the Executive individually, or otherwise provide or pay such benefits to the Executive.

         f. The lump sum payments described above shall be calculated and paid not later than thirty (30) calendar days after the Termination Date. Any payment not made within the thirty (30) days shall thereafter bear interest at two percent (2%) over the "prime rate" as published in The Wall Street Journal from time to time, which is the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks.

         2. Non-Disclosure. The Executive agrees that the Executive shall not, during the three (3) years after the date of any such Termination, directly or indirectly, divulge, disclose, or communicate to any other person any trade secrets that the Corporation may use in its business operations.

         3. Definitions. As used in this Agreement,

         a. A "Change in Control" will be deemed to have occurred if, within three years of the original execution date hereof (subject to automatic extension and renewal for additional one (1)-year periods, unless the Corporation provides notice to the Executive of its election not to renew this Agreement at least ninety (90) days prior to the January 1 next preceding a Termination Date),

                  (i) Any "person" (as that term is defined in Section 3(a)(9) and used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) shall acquire beneficial ownership (as defined in Rule 13d-3 under the Act), directly or indirectly, of fifteen percent (15%) or more of Corporation's then outstanding securities entitled to vote for the election of directors; or

                  (ii) As a result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets, or contested election or any combination of such transactions, the individuals who were directors of the Corporation immediately before such transaction (or before the first in any combination of such transactions) cease to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation;

                  (iii) provided, however, that the acquisition by any "person" (as defined in Subsection 3(a)(i) above) of beneficial ownership of fifteen percent (15%) or more of the Company's outstanding securities entitled to vote for the election of directors, pursuant to a certain Amended and Restated Agreement among ONEOK Inc., WAI, and Western Resources, Inc., dated May 19, 1997, (the "Transaction Agreement"), which securities are held under and subject to a Shareholder Agreement ("Shareholder Agreement") attached as an exhibit to the Transaction Agreement (which Transaction Agreement and Shareholder Agreement are hereby referred to and incorporated herein by reference), shall not be considered to be a Change in Control for the purposes of this Termination Agreement until either (1) the termination of the Shareholder Agreement, or (2) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement, in either of which events either the acquisition or existence of such percentage of beneficial ownership by any person (as so defined) shall constitute a Change in Control for the purposes hereof.

         b. The "Occurrence Date" shall be the date on which a Change in Control of the Corporation occurs.

         c. The term "Termination" shall mean termination of the Executive's employment with the Corporation, within three (3) years after the Occurrence Date and prior to such Executive's Normal Retirement Date,

                  (i) By the Corporation for any reason other than death or Permanent and Total Disability of the Executive, or for "Just Cause". The following circumstances shall constitute "Just Cause":

                  The Executive's conviction in a court of law of a felony, or any crime or offense in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, the Executive's violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Corporation (or a division or subsidiary); any violation by the Executive of any covenant not to compete with the Corporation (or a division or subsidiary); any act of dishonesty by the Executive which adversely affects the business of the Corporation (or a division or subsidiary); any willful or intentional act of the Executive which adversely affects the business of, or reflects unfavorably on the reputation of the Corporation (or a division or subsidiary); the Executive's use of alcohol or drugs which interferes with the Optionee's performance of duties as an employee of the Corporation (or a division or subsidiary); or the Executive's failure or refusal to perform the specific directives of the Corporation's Board of Directors, or its officers which directives are consistent with the scope and nature of the Optionee's duties and responsibilities with the existence and occurrence of all of such causes to be determined by the Corporation, in its sole


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

                  discretion; provided, that nothing contained in the foregoing provisions of this paragraph shall be deemed to interfere in any way with the right of the Corporation (or a division or subsidiary), which is hereby acknowledged, to terminate the Optionee's employment at any time without cause.

                  (ii) By the Executive with the consent of the Board of Directors, or for "Good Reason." The following circumstances shall constitute "Good Reason":

                  Any reason by the Executive within twelve (12) months after the first year following the Occurrence Date, or

                  A demotion, loss of title or significant authority or responsibility of the Executive with respect to the Executive's employment with the Corporation from those in effect on the Occurrence Date, a reduction in salary of the Executive from that received from the Corporation immediately prior to the Occurrence Date, a reduction in short-term and/or long-term incentive targets from those applicable to the Executive immediately prior to the Occurrence Date, or the relocation of the Corporation's principal executive offices to a location outside the metropolitan area of Tulsa, Oklahoma, or the Corporation's requiring a Relocation of principal place of employment of the Executive; provided, however, the Executive may consent in writing to any such demotion, loss, reduction or relocation. The effect of any written consent of the Executive under this Section 3(c)(ii) shall be strictly limited to the terms specified in such written consent. The Executive shall give notice of any Termination of the Executive's employment for Good Reason due to any of the events described above by delivery of written notice thereof to the Corporation within one hundred twenty (120) days after the first occurrence of the event giving rise to such Good Reason.

         d. The term "Termination Date" shall mean the date of the Executive's Termination.

         e. "Annual Compensation" shall mean the greater of (A) the sum of (i) fifty-two (52) times the Executive's Weekly Basic Salary for the week last preceding the Occurrence Date, plus (ii) the Executive's bonus for the year last preceding the Occurrence Date, or (B)(i) fifty-two (52) times the Executive's Weekly Basic Salary for the week last preceding the Executive's Termination, plus (ii) the Executive's bonus for the year last preceding the Executive's Termination.

         f. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         g. "Weekly Basic Salary" shall mean the base salary paid to the Executive by the Corporation in the last payroll period of the Corporation ending prior to the Executive's Termination divided by the number of weeks included within such payroll period.

         h. "Normal Retirement Date" shall mean the Normal Retirement Date of the Executive under the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries.

         i. "Permanent and Total Disability" shall mean a condition of disability of the Executive that comes within the meaning of such term under
Section 22(e) of the Code.

         j. "Relocation" shall mean the Corporation requiring the Executive to move and relocate to a new principal place of the Executive's employment by the Corporation, which is more than thirty-five (35) miles further from the Executive's principal place of residence than the Executive's principal place of employment was prior to such change.


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

         4. Section 280G Limitation on Payments.

         The Company shall make the payment and provide the benefits under
Section 1 of this Agreement; provided, however, that if all or any portion of the payments and benefits provided under Section 1 of this Agreement, either alone or together with other payments and benefits which the Executive receives or is then entitled to receive from the Corporation, would constitute a "parachute payment" within the meaning of Section 280G of the Code, the Corporation shall pay to the Executive a Tax Gross-up Payment to the extent necessary so that the net after-tax benefit to the Executive shall be equal to the net after-tax benefit if the excise tax associated with the "parachute payment" were not imposed. The "net after-tax benefit" for these purposes shall mean the sum of (i) the total amount payable to the Executive under Section 1 of this Agreement, plus (ii) all other payments and benefits which the Executive receives or is then entitled to receive from the Corporation that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (iii) the amount of federal income taxes payable with respect to the foregoing calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to the Executive (based upon the rate in effect for such year as set forth in the Code at the time of the payment under
Section 1), less (iv) the amount of excise taxes imposed with respect to the payments and benefits described in (i) and (ii) above by Section 4999 of the Code.

         5. Fees and Expenses. The Corporation shall reimburse the Executive on a current basis, for all legal fees, arbitration fees and related expenses incurred by the Executive in connection with this Agreement following a Change in Control, including, without limitation, (a) all such fees and expenses, if any, incurred in contesting any termination of employment or incurred by the Executive in seeking advice with respect to the matters set forth in Section 1 hereof, or (b) Executive seeking to enforce any benefit provided by this Agreement, in each case, regardless of whether or not the claim is upheld by a court of competent jurisdiction; provided, however, Executive shall be required to repay any such amounts to the extent that the arbitrator under Section 13 issues a final and non-appealable order determining that the Executive's position was frivolous. The Corporation shall reimburse the Executive for all reasonable attorneys' and accountants' fees incurred in connection with determining whether a reduction under Section 4(a) is appropriate.

         6. Consideration. As consideration for the benefits to be provided by the Corporation under this Agreement, prior to the occurrence of a Change in Control the Executive agrees to deliver to the Corporation thirty (30) calendar days' prior written notice of any voluntary termination by the Executive of the Executive's employment with the Corporation.

         7. Notices. Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address the Executive has filed in writing with the Corporation or, in the case of the Corporation, at its principal executive offices.

         8. Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

         9. Amendment. This Agreement may be amended or canceled only by mutual agreement of the parties in writing and so long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

         10. Succession. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. The Company shall have the right to assign this Agreement to a parent, affiliate or subsidiary corporation or to any corporation with which it may merge or consolidate.

         11. Severability. In the event that all or any part of any provision of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement or such


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

provision shall be unaffected thereby and shall remain in full force and effect. If any provision of this Agreement or portion thereof is so broad as to be unenforceable it shall be interpreted to be only so broad as is enforceable. Nothing in this Agreement is intended to or shall be construed to violate any Federal or State law or regulation.

         12. Related Agreements. This Agreement shall supersede and terminate all prior individual agreements between the Corporation and the Executive relating to the matters contained herein.

         13. Arbitration.

         a. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be settled by binding arbitration in accordance with the CPR NON-ADMINISTERED ARBITRATION RULES in effect on the date of this Agreement, by a sole arbitrator.

         b. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the Arbitrator may be entered by any court having jurisdiction thereof.

         c. The place of arbitration shall be Tulsa, Oklahoma.

         d. The statute of limitations of the State of Oklahoma applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Corporation has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


                                             -----------------------------------
                                                                     "Executive"

                                             ONEOK, Inc.



                                             By
                                               ---------------------------------
                                                  David L. Kyle, President and
                                                  Chief Operating Officer

                                                  "Corporation"


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

                              TERMINATION AGREEMENT


         THIS AGREEMENT, dated this 1st day of January, 1999, between ONEOK, Inc., an Oklahoma corporation, or any division or subsidiary thereof, having its principal office in Tulsa, Oklahoma (the "Corporation"), and David L.
Kyle (the "Executive").

         W I T N E S S E T H:

         WHEREAS, the Executive, as an employee of the Corporation, has rendered valuable service to the Corporation, and the Corporation wishes to retain the Executive's services, assuring both itself and the Executive of the continuity of management in the event of any actual or threatened change in control of the Corporation; and

         NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

         1. Termination Payments. In the event of a Termination (as hereinafter defined) the Executive shall:

         a. Be paid a lump sum termination payment by the Corporation in an amount equivalent to three (3) times the Executive's Annual Compensation, and

         b. Be deemed to have attained the age of sixty-five (65) as of the date of the Change in Control for purposes of determining the Retirement Benefit Percentage under Section 4.1 of the ONEOK, Inc. Supplemental Executive Retirement Plan, and

         c. Be deemed to have attained an age equal to the Executive's actual age plus five (5) years, for purposes of commencing the Retirement Benefit Payments as provided under Section 1.B of the Executive's Plan Agreement under the ONEOK, Inc. Supplemental Executive Retirement Plan, and

         d. Be paid a lump sum payment by the Corporation equal to the Executive's short-term incentive compensation "target percentage" under the Corporation's incentive compensation plan times the midpoint of the Executive's Pay Grade, prorated for the length of employment during the current performance period, and

         e. Be paid by, or receive from the Corporation the employee benefits (including, but not limited to, car allowances and coverage under any medical or insurance arrangements or programs) to which the Executive would have been entitled under all employee welfare plans, programs, or arrangements maintained by the Corporation if the Executive had remained in the employ of the Corporation for the three (3) year period following Termination. Such employee benefits shall be provided under plans sponsored by the Corporation on the Occurrence Date or the Termination Date, whichever produces the higher benefits, but if such benefits are not available under Corporation sponsored plans in effect during each of the three (3) years, the Corporation shall provide such benefits to the Executive under plans covering the Executive individually, or otherwise provide or pay such benefits to the Executive.

         f. The lump sum payments described above shall be calculated and paid not later than thirty (30) calendar days after the Termination Date. Any payment not made within the thirty (30) days shall thereafter bear interest at two percent (2%) over the "prime rate" as published in The Wall Street Journal from time to time, which is the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks.

         2. Non-Disclosure. The Executive agrees that the Executive shall not, during the three (3) years after the date of any such Termination, directly or indirectly, divulge, disclose, or communicate to any other person any trade secrets that the Corporation may use in its business operations.

         3. Definitions. As used in this Agreement,

         a. A "Change in Control" will be deemed to have occurred if, within three years of the original execution date hereof (subject to automatic extension and renewal for additional one (1)-year periods, unless the Corporation provides notice to the Executive of its election not to renew this Agreement at least ninety (90) days prior to the January 1 next preceding a Termination Date),

                  (i) Any "person" (as that term is defined in Section 3(a)(9) and used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) shall acquire beneficial ownership (as defined in Rule 13d-3 under the Act), directly or indirectly, of fifteen percent (15%) or more of Corporation's then outstanding securities entitled to vote for the election of directors; or

                  (ii) As a result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets, or contested election or any combination of such transactions, the individuals who were directors of the Corporation immediately before such transaction (or before the first in any combination of such transactions) cease to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation;

                  (iii) provided, however, that the acquisition by any "person" (as defined in Subsection 3(a)(i) above) of beneficial ownership of fifteen percent (15%) or more of the Company's outstanding securities entitled to vote for the election of directors, pursuant to a certain Amended and Restated Agreement among ONEOK Inc., WAI, and Western Resources, Inc., dated May 19, 1997, (the "Transaction Agreement"), which securities are held under and subject to a Shareholder Agreement ("Shareholder Agreement") attached as an exhibit to the Transaction Agreement (which Transaction Agreement and Shareholder Agreement are hereby referred to and incorporated herein by reference), shall not be considered to be a Change in Control for the purposes of this Termination Agreement until either (1) the termination of the Shareholder Agreement, or (2) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement, in either of which events either the acquisition or existence of such percentage of beneficial ownership by any person (as so defined) shall constitute a Change in Control for the purposes hereof.

         b. The "Occurrence Date" shall be the date on which a Change in Control of the Corporation occurs.

         c. The term "Termination" shall mean termination of the Executive's employment with the Corporation, within three (3) years after the Occurrence Date and prior to such Executive's Normal Retirement Date,

                  (i) By the Corporation for any reason other than death or Permanent and Total Disability of the Executive, or for "Just Cause". The following circumstances shall constitute "Just Cause":

                  The Executive's conviction in a court of law of a felony, or any crime or offense in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, the Executive's violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Corporation (or a division or subsidiary); any violation by the Executive of any covenant not to compete with the Corporation (or a division or subsidiary); any act of dishonesty by the Executive which adversely affects the business of the Corporation (or a division or subsidiary); any willful or intentional act of the Executive which adversely affects the business of, or reflects unfavorably on the reputation of the Corporation (or a division or subsidiary); the Executive's use of alcohol or drugs which interferes with the Optionee's performance of duties as an employee of the Corporation (or a division or subsidiary); or the Executive's failure or refusal to perform the specific directives of the Corporation's Board of Directors, or its officers which directives are consistent with the scope and nature of the Optionee's duties and responsibilities with the existence and occurrence of all of such causes to be determined by the Corporation, in its sole discretion; provided, that nothing contained in the foregoing provisions of this paragraph shall be


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

                  deemed to interfere in any way with the right of the Corporation (or a division or subsidiary), which is hereby acknowledged, to terminate the Optionee's employment at any time without cause.

                  (ii) By the Executive with the consent of the Board of Directors, or for "Good Reason." The following circumstances shall constitute "Good Reason":

                  Any reason by the Executive within twelve (12) months after the first year following the Occurrence Date, or

                  A demotion, loss of title or significant authority or responsibility of the Executive with respect to the Executive's employment with the Corporation from those in effect on the Occurrence Date, a reduction in salary of the Executive from that received from the Corporation immediately prior to the Occurrence Date, a reduction in short-term and/or long-term incentive targets from those applicable to the Executive immediately prior to the Occurrence Date, or the relocation of the Corporation's principal executive offices to a location outside the metropolitan area of Tulsa, Oklahoma, or the Corporation's requiring a Relocation of principal place of employment of the Executive; provided, however, the Executive may consent in writing to any such demotion, loss, reduction or relocation. The effect of any written consent of the Executive under this Section 3(c)(ii) shall be strictly limited to the terms specified in such written consent. The Executive shall give notice of any Termination of the Executive's employment for Good Reason due to any of the events described above by delivery of written notice thereof to the Corporation within one hundred twenty (120) days after the first occurrence of the event giving rise to such Good Reason.

         d. The term "Termination Date" shall mean the date of the Executive's Termination.

         e. "Annual Compensation" shall mean the greater of (A) the sum of (i) fifty-two (52) times the Executive's Weekly Basic Salary for the week last preceding the Occurrence Date, plus (ii) the Executive's bonus for the year last preceding the Occurrence Date, or (B)(i) fifty-two (52) times the Executive's Weekly Basic Salary for the week last preceding the Executive's Termination, plus (ii) the Executive's bonus for the year last preceding the Executive's Termination.

         f. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         g. "Weekly Basic Salary" shall mean the base salary paid to the Executive by the Corporation in the last payroll period of the Corporation ending prior to the Executive's Termination divided by the number of weeks included within such payroll period.

         h. "Normal Retirement Date" shall mean the Normal Retirement Date of the Executive under the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries.

         i. "Permanent and Total Disability" shall mean a condition of disability of the Executive that comes within the meaning of such term under
Section 22(e) of the Code.

         j. "Relocation" shall mean the Corporation requiring the Executive to move and relocate to a new principal place of the Executive's employment by the Corporation, which is more than thirty-five (35) miles further from the Executive's principal place of residence than the Executive's principal place of employment was prior to such change.

         4. Section 280G Limitation on Payments.

         The Company shall make the payment and provide the benefits under
Section 1 of this Agreement; provided, however, that if all or any portion of the payments and benefits provided under Section 1 of this Agreement, either alone or together with other payments and benefits which the Executive receives or is then entitled to receive from the Corporation, would constitute a "parachute payment" within the meaning of Section 280G of the Code, the Corporation shall pay to the Executive a Tax Gross-up Payment to the extent necessary so that the net after-tax benefit to the Executive shall be equal to the net after-tax benefit if the excise tax associated with the "parachute payment" were not imposed. The "net after-tax benefit" for these purposes shall mean the sum of (i) the total amount payable to the Executive under Section 1 of this Agreement, plus (ii) all other payments and benefits which the Executive receives or is then entitled to receive from the Corporation that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (iii) the amount of federal income taxes payable with respect to the foregoing calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to the Executive (based upon the rate in effect for such year as set forth in the Code at the time of the payment under
Section 1), less (iv) the amount of excise taxes imposed with respect to the payments and benefits described in (i) and (ii) above by Section 4999 of the Code.

         5. Fees and Expenses. The Corporation shall reimburse the Executive on a current basis, for all legal fees, arbitration fees and related expenses incurred by the Executive in connection with this Agreement following a Change in Control, including, without limitation, (a) all such fees and expenses, if any, incurred in contesting any termination of employment or incurred by the Executive in seeking advice with respect to the matters set forth in Section 1 hereof, or (b) Executive seeking to enforce any benefit provided by this Agreement, in each case, regardless of whether or not the claim is upheld by a court of competent jurisdiction; provided, however, Executive shall be required to repay any such amounts to the extent that the arbitrator under Section 13 issues a final and non-appealable order determining that the Executive's position was frivolous. The Corporation shall reimburse the Executive for all reasonable attorneys' and accountants' fees incurred in connection with determining whether a reduction under Section 4(a) is appropriate.

         6. Consideration. As consideration for the benefits to be provided by the Corporation under this Agreement, prior to the occurrence of a Change in Control the Executive agrees to deliver to the Corporation thirty (30) calendar days' prior written notice of any voluntary termination by the Executive of the Executive's employment with the Corporation.

         7. Notices. Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address the Executive has filed in writing with the Corporation or, in the case of the Corporation, at its principal executive offices.

         8. Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

         9. Amendment. This Agreement may be amended or canceled only by mutual agreement of the parties in writing and so long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

         10. Succession. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. The Company shall have the right to assign this Agreement to a parent, affiliate or subsidiary corporation or to any corporation with which it may merge or consolidate.

         11. Severability. In the event that all or any part of any provision of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement or such provision shall be unaffected thereby and shall remain in full force and effect. If any provision of this Agreement or portion thereof is so broad as to be unenforceable it shall be interpreted to be only so broad as is enforceable. Nothing in this Agreement is intended to or shall be construed to violate any Federal or State law or regulation.


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

         12. Related Agreements. This Agreement shall supersede and terminate all prior individual agreements between the Corporation and the Executive relating to the matters contained herein.

         13. Arbitration.

         a. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be settled by binding arbitration in accordance with the CPR NON-ADMINISTERED ARBITRATION RULES in effect on the date of this Agreement, by a sole arbitrator.

         b. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the Arbitrator may be entered by any court having jurisdiction thereof.

         c. The place of arbitration shall be Tulsa, Oklahoma.

         d. The statute of limitations of the State of Oklahoma applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Corporation has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


                                         ---------------------------------------
                                                                     "Executive"

                                         ONEOK, Inc.



                                         By
                                           -------------------------------------
                                                Larry W. Brummett, Chairman and
                                                Chief Executive Officer

                                                "Corporation"

                              TERMINATION AGREEMENT


         THIS AGREEMENT, dated this 1st day of January, 1999, between ONEOK, Inc., an Oklahoma corporation, or any division or subsidiary thereof, having its principal office in Tulsa, Oklahoma (the "Corporation"), and James C.
Kneale (the "Executive").

         W I T N E S S E T H:

         WHEREAS, the Executive, as an employee of the Corporation, has rendered valuable service to the Corporation, and the Corporation wishes to retain the Executive's services, assuring both itself and the Executive of the continuity of management in the event of any actual or threatened change in control of the Corporation; and

         NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

         1. Termination Payments. In the event of a Termination (as hereinafter defined) the Executive shall:

         a. Be paid a lump sum termination payment by the Corporation in an amount equivalent to three (3) times the Executive's Annual Compensation, and

         b. Be deemed to have attained the age of sixty-five (65) as of the date of the Change in Control for purposes of determining the Retirement Benefit Percentage under Section 4.1 of the ONEOK, Inc. Supplemental Executive Retirement Plan, and

         c. Be deemed to have attained an age equal to the Executive's actual age plus five (5) years, for purposes of commencing the Retirement Benefit Payments as provided under Section 1.B of the Executive's Plan Agreement under the ONEOK, Inc. Supplemental Executive Retirement Plan, and

         d. Be paid a lump sum payment by the Corporation equal to the Executive's short-term incentive compensation "target percentage" under the Corporation's incentive compensation plan times the midpoint of the Executive's Pay Grade, prorated for the length of employment during the current performance period, and

         e. Be paid by, or receive from the Corporation the employee benefits (including, but not limited to, car allowances and coverage under any medical or insurance arrangements or programs) to which the Executive would have been entitled under all employee welfare plans, programs, or arrangements maintained by the Corporation if the Executive had remained in the employ of the Corporation for the three (3) year period following Termination. Such employee benefits shall be provided under plans sponsored by the Corporation on the Occurrence Date or the Termination Date, whichever produces the higher benefits, but if such benefits are not available under Corporation sponsored plans in effect during each of the three (3) years, the Corporation shall provide such benefits to the Executive under plans covering the Executive individually, or otherwise provide or pay such benefits to the Executive.

         f. The lump sum payments described above shall be calculated and paid not later than thirty (30) calendar days after the Termination Date. Any payment not made within the thirty (30) days shall thereafter bear interest at two percent (2%) over the "prime rate" as published in The Wall Street Journal from time to time, which is the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks.

         2. Non-Disclosure. The Executive agrees that the Executive shall not, during the three (3) years after the date of any such Termination, directly or indirectly, divulge, disclose, or communicate to any other person any trade secrets that the Corporation may use in its business operations.

         3. Definitions. As used in this Agreement,

         a. A "Change in Control" will be deemed to have occurred if, within three years of the original execution date hereof (subject to automatic extension and renewal for additional one (1)-year periods, unless the Corporation provides notice to the Executive of its election not to renew this Agreement at least ninety (90) days prior to the January 1 next preceding a Termination Date),

                  (i) Any "person" (as that term is defined in Section 3(a)(9) and used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) shall acquire beneficial ownership (as defined in Rule 13d-3 under the Act), directly or indirectly, of fifteen percent (15%) or more of Corporation's then outstanding securities entitled to vote for the election of directors; or

                  (ii) As a result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets, or contested election or any combination of such transactions, the individuals who were directors of the Corporation immediately before such transaction (or before the first in any combination of such transactions) cease to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation;

                  (iii) provided, however, that the acquisition by any "person" (as defined in Subsection 3(a)(i) above) of beneficial ownership of fifteen percent (15%) or more of the Company's outstanding securities entitled to vote for the election of directors, pursuant to a certain Amended and Restated Agreement among ONEOK Inc., WAI, and Western Resources, Inc., dated May 19, 1997, (the "Transaction Agreement"), which securities are held under and subject to a Shareholder Agreement ("Shareholder Agreement") attached as an exhibit to the Transaction Agreement (which Transaction Agreement and Shareholder Agreement are hereby referred to and incorporated herein by reference), shall not be considered to be a Change in Control for the purposes of this Termination Agreement until either (1) the termination of the Shareholder Agreement, or (2) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement, in either of which events either the acquisition or existence of such percentage of beneficial ownership by any person (as so defined) shall constitute a Change in Control for the purposes hereof.

         b. The "Occurrence Date" shall be the date on which a Change in Control of the Corporation occurs.

         c. The term "Termination" shall mean termination of the Executive's employment with the Corporation, within three (3) years after the Occurrence Date and prior to such Executive's Normal Retirement Date,

                  (i) By the Corporation for any reason other than death or Permanent and Total Disability of the Executive, or for "Just Cause". The following circumstances shall constitute "Just Cause":

                  The Executive's conviction in a court of law of a felony, or any crime or offense in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, the Executive's violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Corporation (or a division or subsidiary); any violation by the Executive of any covenant not to compete with the Corporation (or a division or subsidiary); any act of dishonesty by the Executive which adversely affects the business of the Corporation (or a division or subsidiary); any willful or intentional act of the Executive which adversely affects the business of, or reflects unfavorably on the reputation of the Corporation (or a division or subsidiary); the Executive's use of alcohol or drugs which interferes with the Optionee's performance of duties as an employee of the Corporation (or a division or subsidiary); or the Executive's failure or refusal to perform the specific directives of the Corporation's Board of Directors, or its officers which directives are consistent with the scope and nature of the Optionee's duties and responsibilities with the existence and occurrence of all of such causes to be determined by the Corporation, in its sole discretion; provided, that nothing contained in the foregoing provisions of this paragraph shall be deemed to interfere in any way with the right of the Corporation (or a division or subsidiary), which is hereby acknowledged, to terminate the Optionee's employment at any time without cause.

                  (ii) By the Executive with the consent of the Board of Directors, or for "Good Reason." The following circumstances shall constitute "Good Reason":

                  A demotion, loss of title or significant authority or responsibility of the Executive with respect to the Executive's employment with the Corporation from those in effect on the Occurrence Date, a reduction in salary of the Executive from that received from the Corporation immediately prior to the Occurrence Date, a reduction in short-term and/or long-term incentive targets from those applicable to the Executive immediately prior to the Occurrence Date, or the relocation of the Corporation's principal executive offices to a location outside the metropolitan area of Tulsa, Oklahoma, or the Corporation's requiring a Relocation of principal place of employment of the Executive; provided, however, the Executive may consent in writing to any such demotion, loss, reduction or relocation. The effect of any written consent of the Executive under this Section 3(c)(ii) shall be strictly limited to the terms specified in such written consent. The Executive shall give notice of any Termination of the Executive's employment for Good Reason due to any of the events described above by delivery of written notice thereof to the Corporation within one hundred twenty (120) days after the first occurrence of the event giving rise to such Good Reason.

         d. The term "Termination Date" shall mean the date of the Executive's Termination.

         e. "Annual Compensation" shall mean the greater of (A) the sum of (i) fifty-two (52) times the Executive's Weekly Basic Salary for the week last preceding the Occurrence Date, plus (ii) the Executive's bonus for the year last preceding the Occurrence Date, or (B)(i) fifty-two (52) times the Executive's Weekly Basic Salary for the week last preceding the Executive's Termination, plus (ii) the Executive's bonus for the year last preceding the Executive's Termination.

         f. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         g. "Weekly Basic Salary" shall mean the base salary paid to the Executive by the Corporation in the last payroll period of the Corporation ending prior to the Executive's Termination divided by the number of weeks included within such payroll period.

         h. "Normal Retirement Date" shall mean the Normal Retirement Date of the Executive under the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries.

         i. "Permanent and Total Disability" shall mean a condition of disability of the Executive that comes within the meaning of such term under
Section 22(e) of the Code.

         j. "Relocation" shall mean the Corporation requiring the Executive to move and relocate to a new principal place of the Executive's employment by the Corporation, which is more than thirty-five (35) miles further from the Executive's principal place of residence than the Executive's principal place of employment was prior to such change.

         4. Section 280G Limitation on Payments.

         a. The Company shall make the payment and provide the payments and benefits under Section 1 of this Agreement; provided, however, that if all or any portion of the payments and benefits provided under Section 1 of this Agreement, either alone or together with other payments and benefits which the Executive receives or is then entitled to receive from the Corporation, would constitute a "parachute payment" within the meaning of Section 280G of the Code, the Corporation shall reduce such payments and benefits provided to the Executive under Section 1 of this Agreement to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code; but only if, by reason of such reduction, the net after-tax benefit to the Executive shall exceed the net after-tax benefit if such reduction were not made. "Net after-tax benefit" for these purposes shall mean the sum of (i) the total amount payable to the Executive under Section 1 of this Agreement, plus
(ii) all other payments and benefits which the Executive receives or is then entitled to receive from the Corporation that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (iii) the amount of federal income taxes payable with respect to the foregoing calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to the Executive (based upon the rate in effect for such year as set forth in the Code at the time of the payment under Section 1), less (iv) the amount of excise taxes imposed with respect to the payments and benefits described in (i) and (ii) above by Section 4999 of the Code. The amount of any reduction made under this Section 4(a) in the payment to which the Executive is entitled under
Section 1 of this Agreement is hereinafter referred to as the "Relinquished Amount."

         b. If the Executive's payment under Section 1 of this Agreement is reduced under Section 4(a) and, notwithstanding such reduction, the Executive subsequently pays or becomes obligated to pay any excise tax under Section 4999 of the Code on any portion of any payment or benefit the Executive receives (whether pursuant to this Agreement or otherwise) in connection with the event giving rise to the Executive's right to receive payments and benefits under
Section 1 of this Agreement, the Company shall pay to the Executive an amount equal to the Relinquished Amount, together with interest thereon at the rate set forth in Section 1(g) of this Agreement from the date of the payment to the Executive pursuant to Section 1 of this Agreement to and including the date of payment of the Relinquished Amount, and an amount ("Special Reimbursement") which, after payment by the Executive of any federal, state and local taxes, including any further excise tax under Section 4999 of the Code resulting from all payments and benefits received (whether pursuant to this Agreement or otherwise, and including the Relinquished Amount and this Special Reimbursement), equals the total excise tax paid or payable.

         5. Fees and Expenses. The Corporation shall reimburse the Executive on a current basis, for all legal fees, arbitration fees and related expenses incurred by the Executive in connection with this Agreement following a Change in Control, including, without limitation, (a) all such fees and expenses, if any, incurred in contesting any termination of employment or incurred by the Executive in seeking advice with respect to the matters set forth in Section 1 hereof, or (b) Executive seeking to enforce any benefit provided by this Agreement, in each case, regardless of whether or not the claim is upheld by a court of competent jurisdiction; provided, however, Executive shall be required to repay any such amounts to the extent that the arbitrator under Section 13 issues a final and non-appealable order determining that the Executive's position was frivolous. The Corporation shall reimburse the Executive for all reasonable attorneys' and accountants' fees incurred in connection with determining whether a reduction under Section 4(a) is appropriate.

         6. Consideration. As consideration for the benefits to be provided by the Corporation under this Agreement, prior to the occurrence of a Change in Control the Executive agrees to deliver to the Corporation thirty (30) calendar days' prior written notice of any voluntary termination by the Executive of the Executive's employment with the Corporation.

         7. Notices. Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address the Executive has filed in writing with the Corporation or, in the case of the Corporation, at its principal executive offices.

         8. Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

         9. Amendment. This Agreement may be amended or canceled only by mutual agreement of the parties in writing and so long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

         10. Succession. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. The Company shall have the right to assign this Agreement to a parent, affiliate or subsidiary corporation or to any corporation with which it may merge or consolidate.

         11. Severability. In the event that all or any part of any provision of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement or such provision shall be unaffected thereby and shall remain in full force and effect. If any provision of this Agreement or portion thereof is so broad as to be unenforceable it shall be interpreted to be only so broad as is enforceable. Nothing in this Agreement is intended to or shall be construed to violate any Federal or State law or regulation.

         12. Related Agreements. This Agreement shall supersede and terminate all prior individual agreements between the Corporation and the Executive relating to the matters contained herein.

         13. Arbitration.

         a. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be settled by binding arbitration in accordance with the CPR NON-ADMINISTERED ARBITRATION RULES in effect on the date of this Agreement, by a sole arbitrator.

         b. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the Arbitrator may be entered by any court having jurisdiction thereof.

         c. The place of arbitration shall be Tulsa, Oklahoma.

         d. The statute of limitations of the State of Oklahoma applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Corporation has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.



                                       -----------------------------------------
                                                                     "Executive"


                                       ONEOK, Inc.



                                       By
                                         ---------------------------------------
                                              Larry W. Brummett, Chairman and
                                              Chief Executive Officer

                                              "Corporation"

                              TERMINATION AGREEMENT


         THIS AGREEMENT, dated this 1st day of January, 1999, between ONEOK, Inc., an Oklahoma corporation, or any division or subsidiary thereof, having its principal office in Tulsa, Oklahoma (the "Corporation"), and Eugene N.
Dubay (the "Executive").

         W I T N E S S E T H:

         WHEREAS, the Executive, as an employee of the Corporation, has rendered valuable service to the Corporation, and the Corporation wishes to retain the Executive's services, assuring both itself and the Executive of the continuity of management in the event of any actual or threatened change in control of the Corporation; and

         NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

         1. Termination Payments. In the event of a Termination (as hereinafter defined) the Executive shall:

         a. Be paid a lump sum termination payment by the Corporation in an amount equivalent to three (3) times the Executive's Annual Compensation, and

         b. Be deemed to have the additional years of service with the Corporation for purposes of Vesting under Section 4.3 of the ONEOK, Inc. Supplemental Executive Retirement Plan, if any, that are necessary to cause the Executive to be at least thirty percent (30%) vested under such Plan as of the date of the Change in Control, and

         c. Be deemed to have attained an age equal to the Executive's actual age plus five (5) years, for purposes of determining the Retirement Benefit Percentage under Section 4.1 of the ONEOK, Inc. Supplemental Executive Retirement Plan, and

         d. Be deemed to have attained an age equal to the Executive's actual age plus five (5) years, for purposes of commencing the Retirement Benefit Payments as provided under Section 1.B of the Executive's Plan Agreement under the ONEOK, Inc. Supplemental Executive Retirement Plan, and

         e. Be paid a lump sum payment by the Corporation equal to the Executive's short-term incentive compensation "target percentage" under the Corporation's incentive compensation plan times the midpoint of the Executive's Pay Grade, prorated for the length of employment during the current performance period, and

         f. Be paid by, or receive from the Corporation the employee benefits (including, but not limited to, car allowances and coverage under any medical or insurance arrangements or programs) to which the Executive would have been entitled under all employee welfare plans, programs, or arrangements maintained by the Corporation if the Executive had remained in the employ of the Corporation for the three (3) year period following Termination. Such employee benefits shall be provided under plans sponsored by the Corporation on the Occurrence Date or the Termination Date, whichever produces the higher benefits, but if such benefits are not available under Corporation sponsored plans in effect during each of the three (3) years, the Corporation shall provide such benefits to the Executive under plans covering the Executive individually, or otherwise provide or pay such benefits to the Executive.

         g. The lump sum payments described above shall be calculated and paid not later than thirty (30) calendar days after the Termination Date. Any payment not made within the thirty (30) days shall thereafter bear interest at two percent (2%) over the "prime rate" as published in The Wall Street Journal from time to time, which is the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks.

         2. Non-Disclosure. The Executive agrees that the Executive shall not, during the three (3) years after the date of any such Termination, directly or indirectly, divulge, disclose, or communicate to any other person any trade secrets that the Corporation may use in its business operations.

         3. Definitions. As used in this Agreement,

         a. A "Change in Control" will be deemed to have occurred if, within three years of the original execution date hereof (subject to automatic extension and renewal for additional one (1)-year periods, unless the Corporation provides notice to the Executive of its election not to renew this Agreement at least ninety (90) days prior to the January 1 next preceding a Termination Date),

                  (i) Any "person" (as that term is defined in Section 3(a)(9) and used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) shall acquire beneficial ownership (as defined in Rule 13d-3 under the Act), directly or indirectly, of fifteen percent (15%) or more of Corporation's then outstanding securities entitled to vote for the election of directors; or

                  (ii) As a result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets, or contested election or any combination of such transactions, the individuals who were directors of the Corporation immediately before such transaction (or before the first in any combination of such transactions) cease to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation;

                  (iii) provided, however, that the acquisition by any "person" (as defined in Subsection 3(a)(i) above) of beneficial ownership of fifteen percent (15%) or more of the Company's outstanding securities entitled to vote for the election of directors, pursuant to a certain Amended and Restated Agreement among ONEOK Inc., WAI, and Western Resources, Inc., dated May 19, 1997, (the "Transaction Agreement"), which securities are held under and subject to a Shareholder Agreement ("Shareholder Agreement") attached as an exhibit to the Transaction Agreement (which Transaction Agreement and Shareholder Agreement are hereby referred to and incorporated herein by reference), shall not be considered to be a Change in Control for the purposes of this Termination Agreement until either (1) the termination of the Shareholder Agreement, or (2) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement, in either of which events either the acquisition or existence of such percentage of beneficial ownership by any person (as so defined) shall constitute a Change in Control for the purposes hereof.

         b. The "Occurrence Date" shall be the date on which a Change in Control of the Corporation occurs.

         c. The term "Termination" shall mean termination of the Executive's employment with the Corporation, within three (3) years after the Occurrence Date and prior to such Executive's Normal Retirement Date,

                  (i) By the Corporation for any reason other than death or Permanent and Total Disability of the Executive, or for "Just Cause". The following circumstances shall constitute "Just Cause":

                  The Executive's conviction in a court of law of a felony, or any crime or offense in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, the Executive's violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Corporation (or a division or subsidiary); any violation by the Executive of any covenant not to compete with the Corporation (or a division or subsidiary); any act of dishonesty by the Executive which adversely affects the business of the Corporation (or a division or subsidiary); any willful or intentional act of the Executive which adversely affects the business of, or reflects unfavorably on the reputation of the Corporation (or a division or subsidiary); the Executive's use of alcohol or drugs which interferes with the Optionee's performance of duties as an employee of the Corporation (or a division or subsidiary); or the Executive's failure or refusal to perform the specific directives of the Corporation's Board of Directors, or its officers which directives are consistent with the scope and nature of the Optionee's duties and responsibilities with the existence and occurrence of all of such causes to be determined by the Corporation, in its sole discretion; provided, that nothing contained in the foregoing provisions of this paragraph shall be deemed to interfere in any way with the right of the Corporation (or a division or subsidiary), which is hereby acknowledged, to terminate the Optionee's employment at any time without cause.

                  (ii) By the Executive with the consent of the Board of Directors, or for "Good Reason." The following circumstances shall constitute "Good Reason":

                  A demotion, loss of title or significant authority or responsibility of the Executive with respect to the Executive's employment with the Corporation from those in effect on the Occurrence Date, a reduction in salary of the Executive from that received from the Corporation immediately prior to the Occurrence Date, a reduction in short-term and/or long-term incentive targets from those applicable to the Executive immediately prior to the Occurrence Date, or the relocation of the Corporation's principal executive offices to a location outside the metropolitan area of Tulsa, Oklahoma, or the Corporation's requiring a Relocation of principal place of employment of the Executive; provided, however, the Executive may consent in writing to any such demotion, loss, reduction or relocation. The effect of any written consent of the Executive under this Section 3(c)(ii) shall be strictly limited to the terms specified in such written consent. The Executive shall give notice of any Termination of the Executive's employment for Good Reason due to any of the events described above by delivery of written notice thereof to the Corporation within one hundred twenty (120) days after the first occurrence of the event giving rise to such Good Reason.

         d. The term "Termination Date" shall mean the date of the Executive's Termination.

         e. "Annual Compensation" shall mean the greater of (A) the sum of (i) fifty-two (52) times the Executive's Weekly Basic Salary for the week last preceding the Occurrence Date, plus (ii) the Executive's bonus for the year last preceding the Occurrence Date, or (B)(i) fifty-two (52) times the Executive's Weekly Basic Salary for the week last preceding the Executive's Termination, plus (ii) the Executive's bonus for the year last preceding the Executive's Termination.

         f. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         g. "Weekly Basic Salary" shall mean the base salary paid to the Executive by the Corporation in the last payroll period of the Corporation ending prior to the Executive's Termination divided by the number of weeks included within such payroll period.

         h. "Normal Retirement Date" shall mean the Normal Retirement Date of the Executive under the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries.

         i. "Permanent and Total Disability" shall mean a condition of disability of the Executive that comes within the meaning of such term under
Section 22(e) of the Code.

         j. "Relocation" shall mean the Corporation requiring the Executive to move and relocate to a new principal place of the Executive's employment by the Corporation, which is more than thirty-five (35) miles further from the Executive's principal place of residence than the Executive's principal place of employment was prior to such change.

         4. Section 280G Limitation on Payments.

         a. The Company shall make the payment and provide the payments and benefits under Section 1 of this Agreement; provided, however, that if all or any portion of the payments and benefits provided under Section 1 of this Agreement, either alone or together with other payments and benefits which the Executive receives or is then entitled to receive from the Corporation, would constitute a "parachute payment" within the meaning of Section 280G of the Code, the Corporation shall reduce such payments and benefits provided to the Executive under Section 1 of this Agreement to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code; but only if, by reason of such reduction, the net after-tax benefit to the Executive shall exceed the net after-tax benefit if such reduction were not made. "Net after-tax benefit" for these purposes shall mean the sum of (i) the total amount payable to the Executive under Section 1 of this Agreement, plus
(ii) all other payments and benefits which the Executive receives or is then entitled to receive from the Corporation that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (iii) the amount of federal income taxes payable with respect to the foregoing calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to the Executive (based upon the rate in effect for such year as set forth in the Code at the time of the payment under Section 1), less (iv) the amount of excise taxes imposed with respect to the payments and benefits described in (i) and (ii) above by Section 4999 of the Code. The amount of any reduction made under this Section 4(a) in the payment to which the Executive is entitled under
Section 1 of this Agreement is hereinafter referred to as the "Relinquished Amount."

         b. If the Executive's payment under Section 1 of this Agreement is reduced under Section 4(a) and, notwithstanding such reduction, the Executive subsequently pays or becomes obligated to pay any excise tax under Section 4999 of the Code on any portion of any payment or benefit the Executive receives (whether pursuant to this Agreement or otherwise) in connection with the event giving rise to the Executive's right to receive payments and benefits under
Section 1 of this Agreement, the Company shall pay to the Executive an amount equal to the Relinquished Amount, together with interest thereon at the rate set forth in Section 1(g) of this Agreement from the date of the payment to the Executive pursuant to Section 1 of this Agreement to and including the date of payment of the Relinquished Amount, and an amount ("Special Reimbursement") which, after payment by the Executive of any federal, state and local taxes, including any further excise tax under Section 4999 of the Code resulting from all payments and benefits received (whether pursuant to this Agreement or otherwise, and including the Relinquished Amount and this Special Reimbursement), equals the total excise tax paid or payable.

         5. Fees and Expenses. The Corporation shall reimburse the Executive on a current basis, for all legal fees, arbitration fees and related expenses incurred by the Executive in connection with this Agreement following a Change in Control, including, without limitation, (a) all such fees and expenses, if any, incurred in contesting any termination of employment or incurred by the Executive in seeking advice with respect to the matters set forth in Section 1 hereof, or (b) Executive seeking to enforce any benefit provided by this Agreement, in each case, regardless of whether or not the claim is upheld by a court of competent jurisdiction; provided, however, Executive shall be required to repay any such amounts to the extent that the arbitrator under Section 13 issues a final and non-appealable order determining that the Executive's position was frivolous. The Corporation shall reimburse the Executive for all reasonable attorneys' and accountants' fees incurred in connection with determining whether a reduction under Section 4(a) is appropriate.

         6. Consideration.

         a. As consideration for the benefits to be provided by the Corporation under this Agreement, prior to the occurrence of a Change in Control the Executive agrees to deliver to the Corporation thirty (30) calendar days' prior written notice of any voluntary termination by the Executive of the Executive's employment with the Corporation.

         b. As further consideration, the Corporation waives and forfeits its right to offset Retirement Benefits under the ONEOK, Inc. Supplemental Executive Retirement Plan by any existing pension benefits payable to the Executive under any retirement plans of any of the Executive's former employers. Notwithstanding the terms of the Executive's Plan Agreement under the ONEOK, Inc. Supplemental Executive Retirement Plan, the Executive shall have the right to receive Retirement Benefits under the ONEOK, Inc. Supplemental Executive Retirement Plan which are not offset by any existing pension benefits payable to the Executive under any retirement plans of any of the Executive's former employers. Any offsets as a result of benefits payable to the Executive from the Retirement Plan of the Corporation shall still be applicable.

         7. Notices. Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address the Executive has filed in writing with the Corporation or, in the case of the Corporation, at its principal executive offices.

         8. Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

         9. Amendment. This Agreement may be amended or canceled only by mutual agreement of the parties in writing and so long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

         10. Succession. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. The Company shall have the right to assign this Agreement to a parent, affiliate or subsidiary corporation or to any corporation with which it may merge or consolidate.

         11. Severability. In the event that all or any part of any provision of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement or such provision shall be unaffected thereby and shall remain in full force and effect. If any provision of this Agreement or portion thereof is so broad as to be unenforceable it shall be interpreted to be only so broad as is enforceable. Nothing in this Agreement is intended to or shall be construed to violate any Federal or State law or regulation.

         12. Related Agreements. This Agreement shall supersede and terminate all prior individual agreements between the Corporation and the Executive relating to the matters contained herein.

         13. Arbitration.

         a. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be settled by binding arbitration in accordance with the CPR NON-ADMINISTERED ARBITRATION RULES in effect on the date of this Agreement, by a sole arbitrator.

         b. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the Arbitrator may be entered by any court having jurisdiction thereof.

         c. The place of arbitration shall be Tulsa, Oklahoma.

         d. The statute of limitations of the State of Oklahoma applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Corporation has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.



                                            ------------------------------------
                                                                     "Executive"


                                            ONEOK, Inc.



                                            By
                                              ----------------------------------
                                                 Larry W. Brummett, Chairman and
                                                 Chief Executive Officer

                                                 "Corporation"

                              TERMINATION AGREEMENT


         THIS AGREEMENT, dated this 1st day of January, 1999, between ONEOK, Inc., an Oklahoma corporation, or any division or subsidiary thereof, having its principal office in Tulsa, Oklahoma (the "Corporation"), and John A.
Gaberino (the "Executive").

         W I T N E S S E T H:

         WHEREAS, the Executive, as an employee of the Corporation, has rendered valuable service to the Corporation, and the Corporation wishes to retain the Executive's services, assuring both itself and the Executive of the continuity of management in the event of any actual or threatened change in control of the Corporation; and

         NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

         1. Termination Payments. In the event of a Termination (as hereinafter defined) the Executive shall:

         a. Be paid a lump sum termination payment by the Corporation in an amount equivalent to three (3) times the Executive's Annual Compensation, and

         b. Be deemed to have the additional years of service with the Corporation for purposes of Vesting under Section 4.3 of the ONEOK, Inc. Supplemental Executive Retirement Plan, if any, that are necessary to cause the Executive to be at least thirty percent (30%) vested under such Plan as of the date of the Change in Control, and

         c. Be deemed to have attained an age equal to the Executive's actual age plus five (5) years, for purposes of determining the Retirement Benefit Percentage under Section 4.1 of the ONEOK, Inc. Supplemental Executive Retirement Plan, and

         d. Be deemed to have attained an age equal to the Executive's actual age plus five (5) years, for purposes of commencing the Retirement Benefit Payments as provided under Section 1.B of the Executive's Plan Agreement under the ONEOK, Inc. Supplemental Executive Retirement Plan, and

         e. Be paid a lump sum payment by the Corporation equal to the Executive's short-term incentive compensation "target percentage" under the Corporation's incentive compensation plan times the midpoint of the Executive's Pay Grade, prorated for the length of employment during the current performance period, and

         f. Be paid by, or receive from the Corporation the employee benefits (including, but not limited to, car allowances and coverage under any medical or insurance arrangements or programs) to which the Executive would have been entitled under all employee welfare plans, programs, or arrangements maintained by the Corporation if the Executive had remained in the employ of the Corporation for the three (3) year period following Termination. Such employee benefits shall be provided under plans sponsored by the Corporation on the Occurrence Date or the Termination Date, whichever produces the higher benefits, but if such benefits are not available under Corporation sponsored plans in effect during each of the three (3) years, the Corporation shall provide such benefits to the Executive under plans covering the Executive individually, or otherwise provide or pay such benefits to the Executive.

         g. The lump sum payments described above shall be calculated and paid not later than thirty (30) calendar days after the Termination Date. Any payment not made within the thirty (30) days shall thereafter bear interest at two percent (2%) over the "prime rate" as published in The Wall Street Journal from time to time, which is the base rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks.

         2. Non-Disclosure. The Executive agrees that the Executive shall not, during the three (3) years after the date of any such Termination, directly or indirectly, divulge, disclose, or communicate to any other person any trade secrets that the Corporation may use in its business operations.

         3. Definitions. As used in this Agreement,

         a. A "Change in Control" will be deemed to have occurred if, within three years of the original execution date hereof (subject to automatic extension and renewal for additional one (1)-year periods, unless the Corporation provides notice to the Executive of its election not to renew this Agreement at least ninety (90) days prior to the January 1 next preceding a Termination Date),

                  (i) Any "person" (as that term is defined in Section 3(a)(9) and used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) shall acquire beneficial ownership (as defined in Rule 13d-3 under the Act), directly or indirectly, of fifteen percent (15%) or more of Corporation's then outstanding securities entitled to vote for the election of directors; or

                  (ii) As a result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets, or contested election or any combination of such transactions, the individuals who were directors of the Corporation immediately before such transaction (or before the first in any combination of such transactions) cease to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation;

                  (iii) provided, however, that the acquisition by any "person" (as defined in Subsection 3(a)(i) above) of beneficial ownership of fifteen percent (15%) or more of the Company's outstanding securities entitled to vote for the election of directors, pursuant to a certain Amended and Restated Agreement among ONEOK Inc., WAI, and Western Resources, Inc., dated May 19, 1997, (the "Transaction Agreement"), which securities are held under and subject to a Shareholder Agreement ("Shareholder Agreement") attached as an exhibit to the Transaction Agreement (which Transaction Agreement and Shareholder Agreement are hereby referred to and incorporated herein by reference), shall not be considered to be a Change in Control for the purposes of this Termination Agreement until either (1) the termination of the Shareholder Agreement, or (2) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement, in either of which events either the acquisition or existence of such percentage of beneficial ownership by any person (as so defined) shall constitute a Change in Control for the purposes hereof.

         b. The "Occurrence Date" shall be the date on which a Change in Control of the Corporation occurs.

         c. The term "Termination" shall mean termination of the Executive's employment with the Corporation, within three (3) years after the Occurrence Date and prior to such Executive's Normal Retirement Date,

                  (i) By the Corporation for any reason other than death or Permanent and Total Disability of the Executive, or for "Just Cause". The following circumstances shall constitute "Just Cause":

                  The Executive's conviction in a court of law of a felony, or any crime or offense in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, the Executive's violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Corporation (or a division or subsidiary); any violation by the Executive of any covenant not to compete with the Corporation (or a division or subsidiary); any act of dishonesty by the Executive which adversely affects the business of the Corporation (or a division or subsidiary); any willful or intentional act of the Executive which adversely affects the business of, or reflects unfavorably on the reputation of the Corporation (or a division or subsidiary); the Executive's use of alcohol or drugs which interferes with the Optionee's performance of duties as an employee of the Corporation (or a division or subsidiary); or the Executive's failure or refusal to perform the specific directives of the Corporation's Board of Directors, or its officers which directives are consistent with the scope and nature of the Optionee's duties and responsibilities with the existence and occurrence of all of such causes to be determined by the Corporation, in its sole discretion; provided, that nothing contained in the foregoing provisions of this paragraph shall be deemed to interfere in any way with the right of the Corporation (or a division or subsidiary), which is hereby acknowledged, to terminate the Optionee's employment at any time without cause.

                  (ii) By the Executive with the consent of the Board of Directors, or for "Good Reason." The following circumstances shall constitute "Good Reason":

                  A demotion, loss of title or significant authority or responsibility of the Executive with respect to the Executive's employment with the Corporation from those in effect on the Occurrence Date, a reduction in salary of the Executive from that received from the Corporation immediately prior to the Occurrence Date, a reduction in short-term and/or long-term incentive targets from those applicable to the Executive immediately prior to the Occurrence Date, or the relocation of the Corporation's principal executive offices to a location outside the metropolitan area of Tulsa, Oklahoma, or the Corporation's requiring a Relocation of principal place of employment of the Executive; provided, however, the Executive may consent in writing to any such demotion, loss, reduction or relocation. The effect of any written consent of the Executive under this Section 3(c)(ii) shall be strictly limited to the terms specified in such written consent. The Executive shall give notice of any Termination of the Executive's employment for Good Reason due to any of the events described above by delivery of written notice thereof to the Corporation within one hundred twenty (120) days after the first occurrence of the event giving rise to such Good Reason.

         d. The term "Termination Date" shall mean the date of the Executive's Termination.

         e. "Annual Compensation" shall mean the greater of (A) the sum of (i) fifty-two (52) times the Executive's Weekly Basic Salary for the week last preceding the Occurrence Date, plus (ii) the Executive's bonus for the year last preceding the Occurrence Date, or (B)(i) fifty-two (52) times the Executive's Weekly Basic Salary for the week last preceding the Executive's Termination, plus (ii) the Executive's bonus for the year last preceding the Executive's Termination.

         f. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         g. "Weekly Basic Salary" shall mean the base salary paid to the Executive by the Corporation in the last payroll period of the Corporation ending prior to the Executive's Termination divided by the number of weeks included within such payroll period.

         h. "Normal Retirement Date" shall mean the Normal Retirement Date of the Executive under the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries.

         i. "Permanent and Total Disability" shall mean a condition of disability of the Executive that comes within the meaning of such term under
Section 22(e) of the Code.

         j. "Relocation" shall mean the Corporation requiring the Executive to move and relocate to a new principal place of the Executive's employment by the Corporation, which is more than thirty-five (35) miles further from the Executive's principal place of residence than the Executive's principal place of employment was prior to such change.

         4. Section 280G Limitation on Payments.

         a. The Company shall make the payment and provide the payments and benefits under Section 1 of this Agreement; provided, however, that if all or any portion of the payments and benefits provided under Section 1 of this Agreement, either alone or together with other payments and benefits which the Executive receives or is then entitled to receive from the Corporation, would constitute a "parachute payment" within the meaning of Section 280G of the Code, the Corporation shall reduce such payments and benefits provided to the Executive under Section 1 of this Agreement to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code; but only if, by reason of such reduction, the net after-tax benefit to the Executive shall exceed the net after-tax benefit if such reduction were not made. "Net after-tax benefit" for these purposes shall mean the sum of (i) the total amount payable to the Executive under Section 1 of this Agreement, plus
(ii) all other payments and benefits which the Executive receives or is then entitled to receive from the Corporation that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (iii) the amount of federal income taxes payable with respect to the foregoing calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to the Executive (based upon the rate in effect for such year as set forth in the Code at the time of the payment under Section 1), less (iv) the amount of excise taxes imposed with respect to the payments and benefits described in (i) and (ii) above by Section 4999 of the Code. The amount of any reduction made under this Section 4(a) in the payment to which the Executive is entitled under
Section 1 of this Agreement is hereinafter referred to as the "Relinquished Amount."

         b. If the Executive's payment under Section 1 of this Agreement is reduced under Section 4(a) and, notwithstanding such reduction, the Executive subsequently pays or becomes obligated to pay any excise tax under Section 4999 of the Code on any portion of any payment or benefit the Executive receives (whether pursuant to this Agreement or otherwise) in connection with the event giving rise to the Executive's right to receive payments and benefits under
Section 1 of this Agreement, the Company shall pay to the Executive an amount equal to the Relinquished Amount, together with interest thereon at the rate set forth in Section 1(g) of this Agreement from the date of the payment to the Executive pursuant to Section 1 of this Agreement to and including the date of payment of the Relinquished Amount, and an amount ("Special Reimbursement") which, after payment by the Executive of any federal, state and local taxes, including any further excise tax under Section 4999 of the Code resulting from all payments and benefits received (whether pursuant to this Agreement or otherwise, and including the Relinquished Amount and this Special Reimbursement), equals the total excise tax paid or payable.

         5. Fees and Expenses. The Corporation shall reimburse the Executive on a current basis, for all legal fees, arbitration fees and related expenses incurred by the Executive in connection with this Agreement following a Change in Control, including, without limitation, (a) all such fees and expenses, if any, incurred in contesting any termination of employment or incurred by the Executive in seeking advice with respect to the matters set forth in Section 1 hereof, or (b) Executive seeking to enforce any benefit provided by this Agreement, in each case, regardless of whether or not the claim is upheld by a court of competent jurisdiction; provided, however, Executive shall be required to repay any such amounts to the extent that the arbitrator under Section 13 issues a final and non-appealable order determining that the Executive's position was frivolous. The Corporation shall reimburse the Executive for all reasonable attorneys' and accountants' fees incurred in connection with determining whether a reduction under Section 4(a) is appropriate.

         6. Consideration.

         a. As consideration for the benefits to be provided by the Corporation under this Agreement, prior to the occurrence of a Change in Control the Executive agrees to deliver to the Corporation thirty (30) calendar days' prior written notice of any voluntary termination by the Executive of the Executive's employment with the Corporation.

         b. As further consideration, the Corporation waives and forfeits its right to offset Retirement Benefits under the ONEOK, Inc. Supplemental Executive Retirement Plan by any existing pension benefits payable to the

Executive under any retirement plans of any of the Executive's former employers. Notwithstanding the terms of the Executive's Plan Agreement under the ONEOK, Inc. Supplemental Executive Retirement Plan, the Executive shall have the right to receive Retirement Benefits under the ONEOK, Inc. Supplemental Executive Retirement Plan which are not offset by any existing pension benefits payable to the Executive under any retirement plans of any of the Executive's former employers. Any offsets as a result of benefits payable to the Executive from the Retirement Plan of the Corporation shall still be applicable.

         7. Notices. Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address the Executive has filed in writing with the Corporation or, in the case of the Corporation, at its principal executive offices.

         8. Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

         9. Amendment. This Agreement may be amended or canceled only by mutual agreement of the parties in writing and so long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

         10. Succession. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. The Company shall have the right to assign this Agreement to a parent, affiliate or subsidiary corporation or to any corporation with which it may merge or consolidate.

         11. Severability. In the event that all or any part of any provision of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement or such provision shall be unaffected thereby and shall remain in full force and effect. If any provision of this Agreement or portion thereof is so broad as to be unenforceable it shall be interpreted to be only so broad as is enforceable. Nothing in this Agreement is intended to or shall be construed to violate any Federal or State law or regulation.

         12. Related Agreements. This Agreement shall supersede and terminate all prior individual agreements between the Corporation and the Executive relating to the matters contained herein.

         13. Arbitration.

         a. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be settled by binding arbitration in accordance with the CPR NON-ADMINISTERED ARBITRATION RULES in effect on the date of this Agreement, by a sole arbitrator.

         b. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the Arbitrator may be entered by any court having jurisdiction thereof.

         c. The place of arbitration shall be Tulsa, Oklahoma.

         d. The statute of limitations of the State of Oklahoma applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Corporation has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.



                                            ------------------------------------
                                                                     "Executive"


                                            ONEOK, Inc.



                                            By
                                              ----------------------------------
                                                 Larry W. Brummett, Chairman and
                                                 Chief Executive Officer

                                                 "Corporation"